CONTINGENCY	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
CONTINGENCY

NOTE I - CONTINGENCY

The Company received a claim against it relating to a former indirect vendor. The Company believes the claim is without merit and intends to vigorously defend itself. The Company does not believe the claim would have a material impact on the financial condition of the Company.